EXHIBIT 99.2

HUNAN ZE AN PHARMACEUTICAL CO. LTD.

December 31, 2005

INDEX TO FINANCIAL STATEMENTS

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Hunan Ze An Pharmaceutical Co., Ltd.

We have audited the accompanying balance sheet of Hunan Ze An Pharmaceutical Co., Ltd. as of December 31, 2005, and the related statements of operations, stockholders' deficit and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hunan Ze An Pharmaceutical Co., Ltd as of December 31, 2005, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had an accumulated deficit of $1,017,245 and a working capital deficiency of $646,965 at December 31, 2005 and had a net loss and cash used in operations of $459,275 and $51,839, respectively, in 2005. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Most & Company, LLP
Most & Company, LLP
New York, New York February 18, 2006

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HUNAN ZE AN PHARMACEUTICAL CO., LTD.

BALANCE SHEET
December 31, 2005

Assets
Current Assets:
Cash	$12,340
Accounts receivable, net of allowance for doubtful accounts of $ 11,223	89,901
Inventories	235,305
Prepayments and other current assets	17,949
Total Current Assets	355,495

Property and Equipment, net	1,815,244

Land Use Rights, net	51,464

$2,222,203

Liabilities and stockholders' deficit
Current Liabilities:
Loan payable	$619,563
Accounts payable	275,517
Due to stockholders/officers	34,588
Other current liabilities	72,792
Total Current Liabilities	1,002,460

Advances	163,783

Note Payable	1,239,127

Total Liabilities	2,405,370

Stockholders' Deficit
Common stock, $0.1208 par value, 21,800,000 shares authorized,	820,244
6,789,650 shares issued and outstanding
Additional paid-in capital	13,742
Accumulated deficit	(1,017,245)
Accumulated other comprehensive income:
Foreign currency translation gain	92

Total Stockholders' Deficit	(183,167)

$2,222,203
See Notes to Financial Statements.

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HUNAN ZE AN PHARMACEUTICAL CO., LTD.

STATEMENTS OF OPERATIONS

	For Year Ended
	December 31,
	2005	2004

Revenues	$230,349	$396,666

Cost of Goods Sold	189,458	318,905

Gross Profit	40,891	77,761

Operating expenses
Selling expenses	16,176	27,142
General and administrative expenses	345,848	248,962

Total operating expenses	362,024	276,104

Loss from operations	(321,133)	(198,343)

Other expenses
Interest expense, net	132,377	41,854
Other expense	5,765	7,848
Total other expenses	138,142	49,702

Net loss	(459,275)	(248,045)

Other comprehensive income -
Foreign currency translation gain	92	-

Total comprehensive loss	$(459,183)	$(248,045)

Net loss per common share - Basic and diluted:	$(0.07)	$(0.04)

Weighted Common Shares Outstanding - basic and diluted	6,789,650	6,789,650

See Notes to Financial Statements.

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HUNAN ZE AN PHARMACEUTICAL CO., LTD.
STATEMENT OF STOCKHOLDERS' DEFICIT
For the Years Ended December 31, 2005 and 2004

					Accumulated
	Common Stock, $0.1208 Par Value		Additional		Other	Total
	Number of		Paid-in	Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Capital	Deficit	Income	Equity

Balance, December 31, 2003	6,789,650	$820,244	$1,661	$(309,925)	$-	$511,980

Contribution to capital			12,081			12,081

Net loss				(248,045)		(248,045)

Balance, December 31, 2004	6,789,650	820,244	13,742	(557,970)	-	276,016

Net loss				(459,275)		(459,275)
Other comprehensive income -
Foreign currency translation					92	92

Balance, December 31, 2005	6,789,650	$820,244	$13,742	$(1,017,245)	$92	$(183,167)

See Notes to Financial Statements.
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HUNAN ZE AN PHARMACEUTICAL CO., LTD.

STATEMENTS OF CASH FLOWS

	For Year Ended
	December 31,
	2005	2004
Cash flows from operating activities
Net loss	$(459,275)	$(248,045)
Adjustments to reconcile net loss to net cash used in
operating activities
Gain on sale of fixed assets	(721)	-
Depreciation and amortization	134,934	80,695
Changes in operating assets and liabilities:
Accounts receivable	16,758	(96,161)
Inventories	76,774	(205,900)
Prepayments and other current assets	1,767	288,472
Accounts payable	(4,521)	116,546
Advances	163,783	-
Other current liabilities	17,220	21,835

Net cash used in operating activities	(53,281)	(42,558)

Cash flows from investing activities
Purchase of equipment	(3,729)	(1,096,788)
Proceeds from sale of equipment	7,249	-
Repayments from stockholders/officers	58,352	-

Net cash provided by (used in) investing activities	61,872	(1,096,788)

Cash flows from financing activities
Proceeds from loan payable	619,563	604,040
Payment on loan payable	(619,563)	(604,040)
Proceeds from non-current loan payable	-	1,208,080
Advances to stockholders/officers	-	(81,207)
Contribution to capital	-	12,081

Net cash provided by financing activities	-	1,138,954

Effect of exchange rate changes on cash	(4,726)	-

Net increase (decrease) in cash	3,865	(392)

Cash at beginning of year	8,475	8,867

Cash at end of year	$12,340	$8,475

Supplemental information
Interest paid	$134,394	$41,798
See Notes to Financial Statements.

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NOTE 1 - ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and operations

Hunan Ze An Pharmaceutical Co., Ltd. (the “Company”, or “Ze An”) was incorporated in February 2000 in Hunan Province, China, engages in developing, manufacturing and marketing essential traditional Chinese medicine, 100 percent organic herbal medicine, and neutraceutical products.

Summary of significant accounting policies

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period. Significant estimates in 2005 and 2004 include the estimated useful lives of property and equipment. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased, to be cash equivalents.

Inventories

The Company values inventories, consisting of finished goods, work in progress and raw materials, at the lower of cost or market. Cost is determined on the weighted average cost method.

Property and Equipment

Property and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method over the assets estimated useful lives. We have no leasehold improvements. Upon sale or retirement of plant and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.
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Impairment of long-lived assets

In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset’s carrying amount to determine if a write-down to market value is required. At December 31, 2005, the Company does not believe that any impairment has occurred.

Concentration of credit risk

The Company’s financial instruments consist primarily of cash, accounts receivable, inventories, prepayments and other current assets, loan payable, accounts payable, due to stockholders/officers, advances and other current liabilities. The Company places its temporary cash investments with high credit quality institutions to limit its exposure. Almost all of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Fair value of financial instruments

The carrying amounts reported in the balance sheet for cash, accounts receivable, prepayments and other current assets, accounts payable, accrued expenses and other current liabilities approximate fair value based on the short-term maturity of these instruments. The Company’s loan payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2005.

Foreign currency translation

Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards (SFAS) No. 52, "Foreign Currency Translation," and are included in determining net income or loss.

For foreign operations with the local currency as the functional currency, assets and liabilities are translated from the local currencies into the reporting currency, U.S. dollars, at the exchange rate prevailing at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period to approximate translation at the exchange rates prevailing at the dates those elements are recognized in the financial statements. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive gain.

Net gains and losses resulting from foreign exchange transactions are included in the statements of operations. The translation adjustment and effect of exchange rate changes on cash at December 31, 2005 were $4,726 and $92, respectively. There was no effect at December 31, 2004 because the Chinese Reminbi (RMB) did not fluctuate against the U.S. dollar until July 21, 2005. As of December 31, 2005, the exchange rate for the Chinese Renminbi (RMB) was $1 US for 8.0702 RMB.

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Income taxes

The Company files foreign tax returns in China. The Company follows Statement of Financial Accounting Standards No. 109 - Accounting for Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Loss per common share

Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during each period.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured. Persuasive evidence of an arrangement is demonstrated via purchase order from the distributor, our customer, product delivery is evidenced by warehouse shipping log as well as signed bill of lading from the trucking company and no product return is allowed except defective or damaged products, the sales price to the customer is fixed upon acceptance of purchase order, there is no separate sales rebate, discounts, and volume incentives. The Company manufactures and distributes traditional Chinese medicine and the majority of the Company's revenue derives from sales contracts with distributors and revenues are generated upon the shipment of goods. The Company sells certain products to certain customers on consignment. The Company records revenue for consignment transactions when the consignee sells the product to the end user.

Research and development

Research and development costs are charged to expense as incurred.

New accounting pronouncements

In May 2005, the Financial Accounting Standards Board issued SFAS No. 154, Reporting Accounting Changes in Interim Financial Statements ("SFAS 154"), which replaces APB Opinion No. 20, Accounting Changes, and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. SFAS 154 will be effective for the Company beginning January 1, 2006 and is not expected to have a material impact on the Company's financial position or results of operations.

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NOTE 2 - GOING CONCERN CONSIDERATIONS

As reflected in the accompanying financial statements, the Company had an accumulated deficit of $1,017,245 and a working capital deficiency of $646,965 at December 31, 2005 and had a net loss and cash used in operations of $459,275 and $51,839, respectively, in 2005.

While the Company is attempting to produce revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to increase revenues and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

NOTE 3 - INVENTORIES

Inventories at December 31, 2005, consisted of the following:

Raw materials	$98,679
Work in progress	20,151
Finished goods	116,475
$235,305
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NOTE 4 - PROPERTY AND EQUIPMENT

At December 31, 2005, property and equipment consisted of the following:

	Estimated Life
Buildings and improvements	20	$1,269,950
Office furniture and equipment	5	15,835
Manufacturing equipment	8	564,992
Construction in progress		196,440
		2,047,217
Less: Accumulated depreciation		(231,793)
		$1,815,244

For the years ended December 31, 2005 and 2004, depreciation expense was $133,830 and $79,602, respectively.

NOTE 5 - LAND USE RIGHTS

On November 31, 2001, the Company entered into an agreement with the Chinese government, whereby the Company acquired for RMB452,272 (equivalent to US$56,042 at December 31, 2005) the right to use certain land until November 29, 2051. The purchase price is being amortized over the term of the right, which is 50 years.

On April 22, 2003, the local government granted the right to use a parcel of land until April 21, 2043 at no cost. Accordingly, the Company has no basis in this land use right.

At December 31, 2005, land use rights at cost, less accumulated amortization consisted of the following:

Land use rights	$56,042
Less: Accumulated amortization	(4,578)
$51,464

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For the years ended December 31, 2005 and 2004, amortization expense amounted to $1,104 and $1,093, respectively.

NOTE 6 - ADVANCES

In accordance with an investment contract between Ze An and Yangling Daiying Biotech and Pharmaceutical Group Co., Ltd. (“Daiying”) entered into on July 12, 2005, Daiying advanced $163,783, through December 31, 2005, to the Company. Such amounts were due on demand with interest at 12% per annum. Upon acquisition of the Company by Daiying on January 19, 2006 (See Note 14), such advances become an intercompany payable.

NOTE 7 - LOAN PAYABLE

Loan payable is collateralized by substantially all of the Company’s equipment, buildings and land use rights, payable to a financial institution, with interest at 6.696% per annum payable monthly, with principle due May 24, 2006.

NOTE 8 - NOTE PAYABLE

Note payable is collateralized by substantially all of the Company’s equipment, buildings and land use rights, and is a long-term note payable to the same financial institution, with interest at 6.696% per annum payable monthly, with $619,563 due April 29, 2007 and $619,564 due April 27, 2008.

NOTE 9 - DUE TO STOCKHOLDERS/OFFICERS

The officers and stockholders provided advances to the Company for operating expenses. These advances are due on demand and non-interest bearing.

NOTE 10 - INCOME TAXES

The Company files income tax returns under the Income Tax Law of the People's Republic of China (“PRC”) concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws..

The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company is governed by the Income Tax Law of the People’s Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises and local income tax laws (the “PRC Income Tax Law”).

Per PRC Income Tax Law, any new corporation is exempt from income tax for the first two years, with a 50% exemption of income tax for the next three years.

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NOTE 11 - CONCENTRATION OF CREDIT RISK

Two customers accounted for 32.1% of trade accounts receivable as of December 31, 2005 and one different customer accounted for 15.7% of total sales for the year ended December 31, 2005. Two different customers accounted for 20.6% of total sales for the year ended December 31, 2004.

NOTE 12 - OPERATING COST OF IDLE MANUFACTURING FACILITY

The Company’s manufacturing faculty was idle while it was in the certification process with the China State Food and Drug Administration (“SFDA”). Total operating costs of the idle manufacturing facility was $62,744, which included salary and wages, payroll tax and benefits, materials, depreciation and other operating costs of maintaining the manufacturing facility.

On February 19, 2006, the Company received approval from China SFDA and the Company was granted a medicine manufacturing permit (Permit No.: Zb20050126), valid through December 31, 2010.

NOTE 13 - FOREIGN OPERATIONS

Operations

Substantially all of the Company’s operations are carried out and all of its assets are located in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency fluctuation and remittances and methods of taxation, among other things.

  Dividends and Reserves

Under laws of the PRC, net income after taxation can only be distributed as dividends after appropriation has been made for the following: (i) cumulative prior years' losses, if any; (ii) allocations to the "Statutory Surplus Reserve" of at least 10% of net income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital; (iii) allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's "Statutory Common Welfare Fund", which is established for the purpose of providing employee facilities and other collective benefits to employees in China; and (iv) allocations to any discretionary surplus reserve, if approved by shareholders.

As of December 31, 2005, the Company established and segregated in retained earnings an aggregate amount for the Statutory Surplus Reserve and the Statutory Common Welfare Fund of zero.

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NOTE 14 - SUBSEQUENT EVENTS

On January 19, 2006 Ze An and its stockholders entered into a Reorganization Agreement with Daiying. Daiying shall pay RMB3,400,000, which equates to US$411,125, using the agreed upon exchange rate of RMB8.27 to US$1.00, and 217,600 shares of common stock of Worldwide for 65% of Ze An.

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